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EXHIBIT 10.1

                            EXIT FINANCING AGREEMENT

         THIS EXIT FINANCING AGREEMENT (this "Agreement") is entered into this 17th day of January, 2005, by the undersigned parties hereto.

                                    RECITALS:

         WHEREAS, American Banknote Corporation, a Delaware corporation (the "COMPANY") intends to file a petition for protection from its creditors under Chapter 11 of the United States Bankruptcy Code (the "CHAPTER 11 CASE");

         WHEREAS, the Company will file a proposed Plan of Reorganization in the form attached hereto as EXHIBIT A (the "PLAN") with the United States Bankruptcy Court for the District of Delaware ("BANKRUPTCY COURT") when it initiates the Chapter 11 Case;

         WHEREAS, pursuant to the Plan, the Company, as reorganized under and pursuant to the Plan (the "REORGANIZED COMPANY"), will issue a total of 10,000,000 shares of the common stock, par value $0.001 per share (the "COMMON STOCK") of the Reorganized Company to those investors who are parties hereto at a price of approximately $8.55 per share contemporaneously with the effective date of the Plan;

         WHEREAS, the undersigned investors (each an "INVESTOR", and collectively, the "INVESTORS") desire to irrevocably subscribe for and purchase shares of Common Stock of the Reorganized Company on the terms set forth in this Agreement; and

         WHEREAS, pursuant to the Plan, the Reorganized Company will assume this Agreement;

         NOW, THEREFORE, in consideration of the recitals and the respective representations, warranties, covenants and indemnities contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties hereby agree as follows:

         1. PURCHASE. Subject to the terms and conditions hereof, each Investor, severally but not jointly, hereby irrevocably subscribes and offers to purchase from the Reorganized Company the number of shares of Common Stock of the Company set forth on such Investor's signature page hereto (the "SHARES"), for a purchase price of approximately $8.55 per Share (the "PURCHASE PRICE"). The Company hereby agrees that the Reorganized Company will issue and sell the Shares to each such Investor at the Closing (as hereinafter defined) subject to the terms and conditions hereof.

         2. CLOSING. The closing of the purchase of the Shares (the "CLOSING") shall occur on the effective date of the Plan (the "EFFECTIVE DATE"). At the closing, each Investor shall pay the Purchase Price for its Shares to the Reorganized Company by wire transfer of immediately available funds to such account as the Company shall have informed the Investors in writing at least two business days prior to the Effective Date. At the closing, the Reorganized Company shall deliver to each Investor a stock certificate for its Shares.



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         3. CLOSING CONDITIONS.

         (a) It shall be a condition to each Investor's obligation to purchase its Shares at the closing that each of the following shall have occurred or have been waived in writing by such
                  Investor:

                  (1) any amendments to the Plan shall have been approved by such Investor;

                  (2) an order will have been entered by the Bankruptcy Court confirming the Plan and the order shall not be subject to a stay or injunction; and

                  (3) the representations and warranties of the Reorganized Company shall be true and correct in all material respects as of the Effective Date.

         (b) It shall be a condition to the Reorganized Company's obligation to issue to an Investor such Investor's Shares at the Closing that each of the following shall have occurred or have been waived in writing by the Reorganized Company:

                  (1) an order will have been entered by the Bankruptcy Court confirming the Plan and the order shall not be subject to a stay or injunction;

                  (2)      the Plan (as amended) shall have become effective;
                           and

                  (3) the representations and warranties of such Investor shall be true and correct in all material respects as of the date hereof and as of the Effective Date.

         4. REPRESENTATIONS AND WARRANTIES OF EACH INVESTOR. Each Investor hereby makes the following representations and warranties to the Company, severally but not jointly, as of the date hereof and as of the Effective Date:

         (a) That such Investor is an "Accredited Investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended;

         (b) That, except as specifically hereinafter set forth, such Investor is the sole and true party in interest and is not purchasing for the benefit of any other person or entity;

         (c) That such Investor has read and analyzed and is familiar with the Plan (and any supplements or amendments thereto), the Corporation's Disclosure Statement with Respect to Debtor's Plan of Reorganization under Chapter 11 of the Bankruptcy Code, and this Agreement, and confirms that it has had the opportunity to ask questions and receive answers concerning the terms and conditions of the offer and sale of such Investor's Shares and that all documents requested by it have been made available to it, and that such Investor has been supplied with all of the additional information concerning this investment that it has requested;


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         (d)      That such Investor has sufficient knowledge and experience in financial and business matters and that such Investor is capable of evaluating the merits and risks of this investment;

         (e) That such Investor is aware that an investment in the Shares is highly speculative and subject to substantial risks, and that such Investor is capable of bearing the high degree of economic risk and burdens of this venture, including, but not limited to, the possibility of the complete loss of all contributed capital, the lack of a public market, and limited transferability, with the result that it might not be able to readily liquidate this investment and its ownership of its Shares might continue indefinitely;

         (f) That such Investor's overall commitment to investments that are not readily marketable is not disproportionate to its net worth, and such Investor has no need for liquidity in the investment in its Shares;

         (g) That the offer to sell the Shares was directly communicated to such Investor and at no time was it presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general advertising;

         (h) That the Shares are being acquired solely for such Investor's own account, for investment, and are not being purchased with a view to the resale, distribution, subdivision or fractionalization thereof;

         (i) That such Investor will not resell its Shares, or any interest therein, or otherwise dispose of same, unless the offer and sale of its Shares or interest therein by such Investor is subsequently registered under the Securities Act of 1933, as amended, and appropriate state securities laws (or unless the Reorganized Company receives an opinion of counsel satisfactory to it that an exemption from registration is available);

         (j) That, in addition to the information presented in, or as more fully described in, the Plan, such Investor is aware of the following:

                  (1) There are substantial restrictions on the transferability of its Shares; its Shares will not be, and holders of the Shares have no rights to require that the Shares be, registered under the Securities Act of 1933, as amended, or any state's securities laws, rules or regulations and any such registration is unlikely in the immediate future and may never occur, and the following legend will be placed on any certificate representing the Shares:

                           THIS CERTIFICATE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES STATUTE. NO SALE, TRANSFER OR OTHER DISPOSITION HEREOF OR THEREOF, OR OF ANY INTEREST HEREIN OR THEREIN, MAY BE MADE OR SHALL BE RECOGNIZED UNLESS IN THE SATISFACTORY WRITTEN OPINION OF COUNSEL FOR THE ISSUER, OR SATISFACTORY TO THE ISSUER, SUCH TRANSACTION WOULD NOT VIOLATE OR REQUIRE REGISTRATION UNDER SUCH ACT OR OTHER STATUTE;


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                  (2)      No federal or state agency has made any finding or
                           determination as to the fairness for public investment, nor any recommendation nor endorsement, of the Shares, and the Shares have not been registered with the Securities and Exchange Commission or with any state agency, nor is any registration to be obtained in the immediate future and registration may never be obtained; and

                  (3) The Reorganized Company may attempt to raise additional equity and debt from external sources, but the Reorganized Company cannot guarantee that it would be successful in raising such capital, the form this capital might take, or the price and terms that investors and creditors might require for this capital;

         (k) None of the following information has ever been represented, guaranteed, or warranted to such Investor expressly or by implication, by any broker, the Company or any agent or employee of the foregoing, or by any other person:

                  (1) The approximate or exact length of time that such Investor will be required to remain as an owner of its Shares;

                  (2) The percentage of profit or amount of or type of consideration, profit or loss (including tax deductions or tax benefits) to be realized, if any, as a result of an investment in the Shares;

                  (3) The past performance or experience on the part of any person, that will in any way indicate or predict tax or economic results in connection with a purchase of the Shares;

         (l) Such Investor has sought such accounting, legal, and tax advice as it considers necessary to make an informed investment decision with respect to the Shares to be acquired and it understands that there can be no assurance as to the federal or state tax result of an investment in the Shares.

         5. REPRESENTATIONS AND WARRANTIES OF THE REORGANIZED COMPANY. The Reorganized Company will be deemed to make the following representations and warranties to the Investors as of the Effective Date:

         (a) The Shares have been duly authorized and, when issued and delivered to an Investor against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable.


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         (b)      As of the Effective Date, and after giving effect to the
                  issuance of the Shares to all of the Investors hereunder and the other issuances of Common Stock of the Reorganized Company pursuant to the Plan, there will be 10,000,000 shares of Common Stock of the Reorganized Company issued and outstanding.

         6. ENFORCEABILITY BY THE REORGANIZED COMPANY. Each Investor hereby acknowledges that the Reorganized Company shall have the right, power and authority to enforce the obligations, duties and rights of the Investor under the terms and conditions of this Agreement, and will be enforced according to its terms pursuant to the Plan.

         7. NOTICE. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when (A) personally delivered (B) sent by overnight delivery by nationally recognized carrier, or
(C) sent by registered mail, return receipt requested, in each case addressed to the other party at the address provided in this Agreement, or to such other address furnished by advance written notice given to the other party hereto.

         8. NO ASSIGNMENTS. No Investor shall transfer, assign or encumber any of its rights, privileges, duties or obligations under this Agreement without the prior written consent of the Company or the Reorganized Company, and any attempt to so transfer, assign or encumber shall be void.

         9. CHOICE OF LAW. This Agreement shall be enforced, governed, and construed in all respects in accordance with the laws of the State of New York and shall be binding upon the Investor, the Investor's successors and assigns and shall inure to the benefit of the Company, and its successors and assigns (including the Reorganized Company).

         10. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements, and understandings in connection therewith. This Agreement may not be modified or amended except, with respect to any Investor, by written agreement executed by the Company or the Reorganized Company and such Investor.


                            [SIGNATURE PAGES FOLLOW]


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IN WITNESS WHEREOF, the undersigned has executed this Agreement this 17th day of
January, 2005.

                                          AMERICAN BANKNOTE CORPORATION,
                                          a Delaware corporation


                                          By: /s/ Patrick J. Gentile
                                              ----------------------------------
                                              Patrick J. Gentile
                                              Executive Vice President and Chief
                                              Financial Officer





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                             INVESTOR SIGNATURE PAGE

SHARES
BEING PURCHASED:                   233,964

PRICE:                             approximately $8.55 per share

TOTAL AMOUNT DUE:                  $2,000,000

IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of January, 2005.

                                             LLOYD I. MILLER, III



                                             By ________________________________
                                             Its:




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                             INVESTOR SIGNATURE PAGE

SHARES
BEING PURCHASED:                   233,964

PRICE:                             approximately $8.55 per share

TOTAL AMOUNT DUE:                  $2,000,000

IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of January, 2005.

                                             BAY HARBOUR PARTNERS, LTD.



                                             By ________________________________
                                             Its:




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                             INVESTOR SIGNATURE PAGE

SHARES
BEING PURCHASED:                   233,964

PRICE:                             approximately $8.55 per share

TOTAL AMOUNT DUE:                  $2,000,000

IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of January, 2005.

                                             POLLUX INVESTMENTS LLC



                                             By ________________________________
                                             Its:




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                             INVESTOR SIGNATURE PAGE

SHARES
BEING PURCHASED:                   1,169,822

PRICE:                             approximately $8.55 per share

TOTAL AMOUNT DUE:                  $10,000,000

IN WITNESS WHEREOF, the undersigned has executed this Agreement this _____ day of January, 2005.

                                             HIGHLAND CAPITAL MANAGEMENT L.P.



                                             By ________________________________
                                             Its:




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                                    EXHIBIT A



                         DEBTOR'S PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

                             DATED JANUARY 18, 2005